UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
    _______________________________
Form 8-K
_______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014
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Euronet Worldwide, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-31648 (Commission File Number)	74-2806888 (I.R.S. Employer Identification No.)

3500 College Boulevard
Leawood, Kansas 66211
(Address of principal executive office)(Zip Code)

(913) 327-4200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 21, 2014, Euronet Worldwide, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.
1. The stockholders elected Dr. Andrzej Olechowski and Eriberto R. Scocimara to serve as Class II directors for a term of three years expiring at the 2017 Annual Meeting.

	Votes For	Votes Withheld	Broker Non-votes
Dr. Andrzej Olechowski	45,075,354	350,450	2,436,713
Eriberto R. Scocimara	45,037,041	388,763	2,436,713

2. The stockholders approved the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2014 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-votes
47,045,873	385,639	431,005	—

3. The stockholders approved, by a non-binding advisory vote, executive compensation as described in the Company's Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-votes
44,815,410	170,577	439,817	2,436,713

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.

By:	/s/ Jeffrey B. Newman
Jeffrey B. Newman
Executive Vice President, General Counsel and Secretary
Date: May 21, 2014